

BOYD GAMING

Pala Interactive Acquisition

March 2022



Executive Summary

Boyd Gaming Online Strategy

- ✓ Boyd is strategically positioned to capitalize on the emerging U.S. iGaming opportunity by utilizing our geographic distribution, B Connected loyalty program and significant database to drive success
- ✓ Goal is to develop a strong presence in regional U.S. iGaming markets where we have an existing physical presence, large database and strong customer loyalty
- ✓ Land-based casino operators with recognized gaming-focused brands are able to capture outsized market share

Pala Interactive

- ✓ Provides proven casino focused technology and management talent
- ✓ Proprietary technology platform supports online real money and social gaming markets including player account management, casino, poker, social casino/poker as well as an in-house games studio
- ✓ Provides managed services including customer support, payment, fraud and marketing

Transaction Benefits

- ✓ Transaction provides control over iGaming economics, technology and development
- ✓ Provides full ownership of customer experience with enhanced ability to tie to land-based offerings and monetize our significant B Connected database
- ✓ Experienced management team with operational and product development expertise

Pala Interactive Acquisition

- ✓ $170 million purchase price; expected to close by the first quarter of next year
- ✓ Purchase price expected to be funded with a combination of cash on hand and revolver borrowings
- ✓ No impact to existing retail and online sportsbook arrangements with FanDuel

Boyd's Long-Term Online Strategy

- Establish a strong regional U.S. iGaming presence based on our geographic distribution, B Connected loyalty program and significant database
  - iGaming is highly complementary to our current business and customers
  - Provides opportunity to attract new customers
  - Execute a thoughtful rollout of iGaming with a focus on profitability
- Control the technology and online experience for our customers
- Maintain and expand our relationship with FanDuel in retail and online sports-betting
  - 5% FanDuel equity stake provides participation in broader sports-betting opportunity without risk of significant investment and operating losses

Our Digital Operations Today

- Mobile sports-betting in six states
- Real-money online casinos in Pennsylvania and New Jersey
- Stardust Social Casino available nationwide
- ***$24 million in EBITDAR in 2021, $30 million+ projected for 2022***

FANDUEL

STARDUST

Pala Interactive Acquisition

Pala Interactive Summary

- Pala Interactive operates an iGaming platform serving B2B customers with a B2C presence in New Jersey and Canada
- The transaction provides both human capital and proprietary technology
- Pala's executive leadership has deep experience in online casino
- Established business with positive cash flow
  - 2021 EBITDA approximately $5 million; growing in 2022
  - Supports development of online business without additional investment
- Casino focused technology with a proven platform
- One of the few player account management platform providers that is purpose-built to comply with U.S. gaming regulatory requirements

Pala Interactive's Customer Base Confirms Strength of Technology

ABÉNAKIS WÔLINAK PREMIÈRE NATION

NJ PALA CASINO

PALA CASINO SPA · RESORT

gamesys group

kindred

UNIBET

DGC DIGITAL GAMING CORPORATION

betway

WPT WORLD POKER TOUR

FOUR WINDS CASINOS

WIND CREEK BETHLEHEM

DRF

SPREADS

Pala Interactive Overview

- Pala Interactive provides B2B services in eight states and Canada and operates a B2C business under the Pala Interactive brand in New Jersey and Canada
- Pala's technology platform enables online operations for real-money casino, poker, and social casino/poker
- Products & Services
  - Player Account Management Platform
  - Real-Money and Social Casino Platforms
  - Real-Money and Social Poker Platforms
  - Game Studio
  - Remote Game Server

Pala Interactive's Player Account Management Platform



Responsible gaming controls
Security access controls
Fraud detection
Geolocation
Know your customer
Player tracking
Affiliate marketing
Database
Data warehouse and reporting
Bonus and reward tools
Loyalty system
Marketing tools
Game content
Tournament engine
Land-based loyalty system
Open APIs
Wallet / cashier
Transaction management
Single wallet and single sign-in
Cage cashier integration
Security and compliance
Customer management and gaming content
Payments
Player Account Management System
PALA
interactive

Pala Interactive Benefits to Boyd

- Provides online casino focused technology
- Pala provides operational and marketing experience and proven technology
- Easily integrates with B Connected loyalty program
- Positive and growing cash flow supports development of online business without additional investment
- One of the few player account management platform providers that is purpose-built to comply with U.S. gaming regulatory requirements

Pala Interactive Acquisition

March 2022